Virtus Global Infrastructure Fund,

a series of Virtus Opportunities Trust

Supplement dated December 15, 2008 to the

Alternative Funds Prospectus dated January 31, 2008

and to the Statement of Additional Information (“SAI”)

dated January 31, 2008, each as supplemented and revised

IMPORTANT NOTICE TO INVESTORS OF VIRTUS GLOBAL INFRASTRUCTURE FUND

Effective December 15, 2008, the voluntary expense limitation arrangement previously provided by the fund’s investment adviser has been discontinued. Accordingly, all references in the fund’s prospectus and SAI to the expense limitation arrangement are amended to reflect that it was discontinued effective December 15, 2008.

Investors should retain this supplement with the Prospectus and SAI for future reference.

VOT 8021/GIF ExpCap (12/08)

Virtus Foreign Opportunities Fund,

a series of Virtus Opportunities Trust

Supplement dated December 15, 2008 to the Prospectus

and Statement of Additional Information (“SAI”)

dated January 31, 2008, each as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

Effective January 1, 2009, the subadvisory fee for the Virtus Foreign Opportunities Fund is being modified from a flat-fee rate to a percentage of the investment management fee.

Accordingly, effective January 1, 2009, all references to the subadvisory fee for the Foreign Opportunities Fund is revised to read:

Virtus pays Vontobel a subadvisory fee at the rate of 50% of the gross investment management fee.

Investors should retain this supplement with the Prospectus and SAI for future reference.

VOT 8006/FOpps SAFeeChange (12/08)

Virtus Money Market Fund,

a series of Virtus Opportunities Trust

Supplement dated December 15, 2008 to the Prospectus

dated January 31, 2008, as supplemented and revised,

and to the Statement of Additional Information

dated January 31, 2008, as supplemented and revised

IMPORTANT NOTICE TO INVESTORS OF VIRTUS MONEY MARKET FUND

The Board of Trustees of the Virtus Opportunities Trust (the “Board”), on behalf of the Virtus Money Market Fund, has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) relating to the proposed combination of the Virtus Money Market Fund, a series of the Virtus Opportunities Trust, with and into the Virtus Insight Money Market Fund, a series of the Virtus Insight Trust.

Merging Fund	Surviving Fund
Virtus Money Market Fund	Virtus Insight Money Market Fund

Pursuant to the Agreement, the Virtus Money Market Fund will transfer all or substantially all of its assets to the Virtus Insight Money Market Fund in exchange for shares of the Virtus Insight Money Market Fund and the assumption by the Virtus Insight Money Market Fund of all liabilities of the Virtus Money Market Fund. Following the exchange, the Virtus Money Market Fund will distribute the shares of the Virtus Insight Money Market Fund to its shareholders pro rata, in liquidation of the Virtus Money Market Fund.

The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of the Virtus Money Market Fund. It is currently anticipated that these matters will be submitted for shareholder approval during the first quarter of 2009. Additional information about the reorganization, as well as information about the Virtus Insight Money Market Fund, will be distributed to shareholders of the Virtus Money Market Fund in the form of a Prospectus/Proxy Statement.

Investors should retain this supplement with the Prospectus and Statement of

Additional Information for future reference.

VOT 8020/MMF Merger (12/08)

Virtus Worldwide Strategies Fund,

a series of Virtus Opportunities Trust

Supplement dated December 15, 2008 to the

International Funds Prospectus dated January 31, 2008,

as supplemented and revised

IMPORTANT NOTICE TO INVESTORS OF VIRTUS WORLDWIDE STRATEGIES FUND (“the Fund”)

At a meeting held on November 20, 2008, the Board of Trustees of Virtus Opportunities Trust voted to replace the Fund’s current subadvisers with Vontobel Asset Management, Inc. (“Vontobel”), effective January 23, 2009. At that time the Fund will also be renamed Virtus Global Opportunities Fund and certain of its principal investment strategies will be modified. Additionally, Vontobel will mange the fund’s entire portfolio, including the domestic portion currently managed directly by Virtus Investment Advisers, Inc. (“VIA”), the Fund’s adviser.

Accordingly, effective January 23, 2009, the prospectus will be amended by deleting all references to Acadian Asset Management LLC and New Star Institutional Managers Limited, and by the paragraph entitled “Multiple Subadviser Risk” on page 10. VIA will continue to serve as the Fund’s investment adviser.

Effective January 23, 2009, the following disclosure will replace the comparable disclosure in the Fund’s current prospectus.

The Principal Investment Strategies beginning on page 8 will read as follows:

•

Under normal circumstances, the fund invests in equity securities of issuers located throughout the world, including issuers in emerging markets countries and issuers in the United States. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. At December 31, 2007, the fund was invested in issuers representing approximately 30 different countries.

•

The fund will primarily hold securities of companies listed on established securities exchanges or quoted on an established over-the-counter market. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.

•

Generally, the subadviser uses a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar investment criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy possible long-term economic prospects.

A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser’s calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.

•

Most of the fund’s assets are invested in equity securities of issuers in countries that are generally considered to have developed markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.

•

The subadviser seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the fund invests. Utilization of an “absolute” rather than a “relative” valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate, but at the same time seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.

•

In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of a long-term competitive advantage.

Temporary defensive strategy: If the subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.

The Management of the Fund section on pages 13 and 14 will read as follows:

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the fund and is located at 100 Pearl Street, Hartford, CT 06103. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2008, VIA had approximately $13.8 billion in assets under management. VIA has acted as an investment adviser for over 70 years.

Vontobel Asset Management, Inc. (formerly Vontobel USA, Inc.) (“Vontobel”), 1540 Broadway, 38th Floor, New York, NY 10036, serves as subadviser to the fund. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, Vontobel also acts as subadviser to six series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of September 30, 2008, Vontobel managed in excess of $6.6 billion.

Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the fund’s investment program, for the general operations of the fund, including oversight of the fund’s subadviser, and recommending its hiring, termination and replacement. Vontobel as subadviser, is responsible for day-to-day management of the fund’s portfolio. VIA and Vontobel manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates:

First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
0.85%	0.80%	0.75%

VIA pays Vontobel a subadvisory fee at the rate of 50% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is expected to be available in the fund’s 2009 semiannual report covering the period October 1, 2008 through March 31, 2009.

The fund and VIA have received an exemptive order from the Securities and Exchange Commission that permits VIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

PORTFOLIO MANAGEMENT

Rajiv Jain is a Senior Vice President and Managing Director of Vontobel and Portfolio Manager of the fund (since January 2009). Mr. Jain is also the Portfolio Manager of the Virtus Foreign Opportunities Fund. Mr. Jain joined Vontobel in 1994 as an equity analyst and associate manager of its international equity portfolios. He has been a portfolio manager of Vontobel’s global equity products since February 2002.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of the fund.

Lastly, the Additional Investment Techniques section beginning on page 15 will be amended to indicate that each of the techniques described is also applicable to the Global Opportunities Fund.

Investors should retain this supplement with the Prospectus for future reference.

VOT 8006/WWS SA & Name Change (12/08)

Virtus Worldwide Strategies Fund,

a series of Virtus Opportunities Trust

Supplement dated December 15, 2008 to the

Statement of Additional Information (“SAI”) dated January 31, 2008,

as supplemented and revised

IMPORTANT NOTICE TO INVESTORS OF VIRTUS WORLDWIDE STRATEGIES FUND (“the Fund”)

Effective January 23, 2009, Vontobel Asset Management, LLC (“Vontobel”) will replace Acadian Asset Management LLC (“Acadian”) and New Star Institutional Management Limited (“New Star”) as subadviser to the Fund. At that time the Fund will also be renamed Virtus Global Opportunities Fund and certain of its principal investment strategies will be modified. Additionally, Vontobel will mange the fund’s entire portfolio, including the domestic portion currently managed directly by Virtus Investment Advisers, Inc. (“VIA”), the Fund’s adviser.

Accordingly, effective January 23, 2009, the SAI will be amended by deleting all references to Acadian and New Star. VIA will continue to serve as the Fund’s investment adviser and the investment management fee paid by the Fund will remain unchanged.

Effective January 23, 2009, the following disclosure describing Vontobel will replace the comparable disclosure in the Fund’s current SAI:

Vontobel Asset Management, Inc., formerly named Vontobel USA Inc. (“Vontobel”), 1540 Broadway, 38th Floor, New York, New York 10036, is the subadviser for the Foreign Opportunities Fund and Global Opportunities Fund. Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of September 30, 2008, Vontobel had in excess of $6.6 billion in assets under management.

The Subadvisory Agreement provides that the adviser, VIA, will delegate to Vontobel the performance of certain of its investment management services under the Investment Advisory Agreement with the Foreign Opportunities Fund and Global Opportunities Fund. Vontobel will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser, VIA pays Vontobel a subadvisory fee at the rate of 50% of the gross investment management fee paid by each fund.

All other references to Vontobel as the subadviser for the Foreign Opportunities Fund will be amended to state that Vontobel is the subadviser for both the Foreign Opportunities Fund and the Global Opportunities Fund.

Investors should retain this supplement with the Statement of Additional Information for future reference.

VOT 2069B/WWS SA Change (12/08)